UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2015

Boot Barn Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36711	90-0776290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15776 Laguna Canyon Road, Irvine, California 92618

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 453-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On June 29, 2015, Boot Barn Holdings, Inc. (the “Company”), as a guarantor, and its wholly-owned subsidiary, Boot Barn, Inc. (“Boot Barn”), as a borrower, entered into (a) the Credit Agreement by and among the Company, Boot Barn, GCI Capital Markets LLC, as Administrative Agent, Sole Lead Arranger, Sole Bookrunner and Syndication Agent, and the other Lenders named therein, providing for a $200.0 million term loan (the “New Term Loan Credit Facility”) and (b) the Credit Agreement by and among the Company, Boot Barn, Sheplers Holding Corporation (“Sheplers Parent”), Sheplers, Inc. (“Sheplers”), Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and Wells Fargo Bank, National Association, as Sole Lead Arranger and Sole Bookrunner, and the other Lenders named therein, providing for revolving credit advances and other credit extensions, from time to time through June 29, 2020, in a maximum outstanding amount of $125.0 million (the “New ABL Credit Facility”), pursuant to which Boot Barn replaced its existing $150.0 million aggregate term and revolving credit facilities and the existing credit facilities of Sheplers.  Immediately upon consummation of the Merger described in Item 2.01 below, Sheplers Parent and Sheplers joined the New Term Loan Credit Facility as guarantors.

The following description of the New Term Loan Credit Facility and the New ABL Credit Facility is qualified in its entirety by reference to the complete copies of such agreements that are filed as Exhibit 10.1 and Exhibit 10.6, respectively, to this Form 8-K and incorporated by reference herein. In addition, the Guaranty Agreement, the Collateral Agreement and the two Trademark Security Agreements pertaining to the New Term Loan Credit Facility are filed as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, to this Form 8-K and incorporated by reference herein. The Guaranty Agreement, the Collateral Agreement and the two Trademark Security Agreements pertaining to the New ABL Credit Facility are filed as Exhibit 10.7, Exhibit 10.8, Exhibit 10.9 and Exhibit 10.10, respectively, to this Form 8-K and incorporated by reference herein.  Capitalized terms used in this description without definitions have the meanings set out in the New Term Loan Credit Facility and the New ABL Credit Facility, as applicable.

Borrowings under the New Term Loan Credit Facility will bear interest at per annum rates equal to, at the Company’s option, either (a) LIBOR plus an Applicable Margin for LIBOR loans with a LIBOR floor of 1.00%, or (b) the Base Rate plus an Applicable Margin for Base Rate Loans.  The Base Rate will be calculated as the greater of (i) the higher of (x) the Prime Rate and (y) the Federal Funds Rate plus 1/2% and (ii) the sum of (x) one-month LIBOR plus 1.00%.  The Applicable Margin is 4.50% for LIBOR Loans and 3.50% for Base Rate Loans. Borrowings under the New Term Loan Credit Facility are repayable in quarterly installments of $500,000 through June 29, 2021.

Borrowings under the New ABL Credit Facility will bear interest at per annum rates equal to, at the Company’s option, either (i) LIBOR plus an Applicable Margin for LIBOR loans, or (ii) the Base Rate plus an Applicable Margin for Base Rate loans.  The Base Rate will be calculated as the highest of (a) the Federal Funds Rate plus 1/2%, (b) the Wells Fargo prime rate and (c) one-month LIBOR plus 1.0%.  The Applicable Margin will be calculated based on a pricing grid that will in each case be linked to Quarterly Average Excess Availability.  For LIBOR Loans, the Applicable Margin will be in the range of 1.00% to 1.25%, and for Base Rate loans it will be between 0.00% and 0.25%.  The Company will also pay a commitment fee of 0.25% per annum of the actual daily amount of the unutilized revolving loans.

All obligations under each of the New Term Loan Credit Facility and the New ABL Credit Facility are unconditionally guaranteed by the Company and each of its direct and indirect domestic subsidiaries (other than certain immaterial subsidiaries) which are not named as borrowers under the New Term Loan Credit Facility or the New ABL Credit Facility, as applicable.  All of the obligations of Boot Barn under, and all of the obligations of each such guarantor with respect to, the New Term Loan Credit Facility and the New ABL Credit Facility are secured, subject to certain exceptions, by (i) all of the capital stock or other equity interests directly or indirectly held by the Company, Boot Barn and each such guarantor and (ii) substantially all of the Company’s, Boot Barn’s and each such guarantor’s owned personal property.

The priority with respect to collateral under each of the New Term Loan Credit Facility and the New ABL Credit Facility is subject to the terms of an intercreditor agreement among the Lenders under the New Term Loan Credit Facility and the New ABL Credit Facility.

Each of the New ABL Credit Facility and the New Term Loan Credit Facility contains customary provisions relating to mandatory prepayments, voluntary payments, affirmative and negative covenants, and events of default.  In addition, the terms of the New ABL Credit Agreement will require the Company to maintain, on a consolidated basis, a Consolidated Fixed Charge Coverage Ratio (as defined in the New ABL Credit Facility) to be at least 1.00:1.00 during such times as a Covenant Trigger Event (as defined in the New ABL Credit Facility) shall exist.  The terms of the New Term Loan Credit Agreement will require the Company to maintain, on a consolidated basis, a minimum Consolidated Total Net Leverage Ratio (as defined in the New Term Loan Credit Facility) of 5.25:1.00 (with step downs to 4.00:1.00 as provided for in the New Term Loan Credit Facility).

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

On June 29, 2015, pursuant to the previously announced Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Boot Barn, Rodeo Acquisition Corp., a wholly owned subsidiary of Boot Barn (“Merger Sub”), Sheplers Parent and Gryphon Partners III, L.P., individually solely in its capacity as Guarantor (as defined in the Merger Agreement) for purposes of Section 8.1(a)(i) thereto, and otherwise solely in its capacity as the Sellers’ Representative (as defined in the Merger Agreement), Merger Sub was merged with and into Sheplers Parent (the “Merger”), with Sheplers Parent continuing after the Merger as the surviving corporation and an indirect wholly-owned subsidiary of the Company.

Sheplers is a leading retailer of western apparel and accessories, with 25 retail locations across the United States and an e-commerce business.

The Company financed the merger consideration, the refinancing of certain outstanding indebtedness and the payment of fees and expenses associated with the transaction with Boot Barn’s $200.0 million term loan under the New Term Loan Credit Facility and its initial borrowing of $57.0 million under the New ABL Credit Facility.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2015 and is incorporated herein by reference.

The Company issued a press release on June 29, 2015 announcing the completion of the Merger, a copy of which has been filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.  In connection with the completion of the Merger, on June 29, 2015, Boot Barn borrowed $200.0 million under the New Term Loan Credit Facility and $57.0 million under the New ABL Credit Facility.

Item 9.01                                           Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro Forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Description

10.1

Credit Agreement dated as of June 29, 2015, by and among Boot Barn Holdings, Inc., Boot Barn, Inc., GCI Capital Markets LLC, as Administrative Agent, Sole Lead Arranger, Sole Bookrunner and Syndication Agent, and the other Lenders named therein.

10.2

Guaranty Agreement dated as of June 29, 2015 , by and among Boot Barn, Inc. as Borrower, Boot Barn Holdings, Inc. and certain Subsidiaries of Boot Barn Holdings, Inc. as Guarantors, in favor of GCI Capital Markets LLC, as Administrative Agent.

10.3

Collateral Agreement dated as of June 29, 2015, by and among Boot Barn Holdings, Inc., Boot Barn, Inc. and certain of its Subsidiaries as Grantors, in favor of GCI Capital Markets LLC, as Administrative Agent.

10.4	Trademark Security Agreement dated as of June 29, 2015 by Sheplers, Inc., in favor of GCI Capital Markets LLC, as Administrative Agent.

10.5	Trademark Security Agreement dated as of June 29, 2015 by Boot Barn, Inc., in favor of GCI Capital Markets LLC, as Administrative Agent.

10.6

Credit Agreement dated as of June 29, 2015, by and among the Boot Barn Holdings, Inc., Boot Barn, Inc., Sheplers Holding Corporation, Sheplers, Inc., Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and Wells Fargo Bank, National Association, as Sole Lead Arranger and Sole Bookrunner, and the other Lenders named therein.

10.7

Guaranty Agreement dated as of June 29, 2015 by and among Boot Barn, Inc. and Sheplers, Inc. as Borrowers, Boot Barn Holdings, Inc., Sheplers Holdings Corporation and certain of their Subsidiaries as Guarantors, in favor of Wells Fargo Bank, National Association, as Administrative Agent.

10.8

Collateral Agreement dated as of June 29, 2015, by and among Boot Barn Holdings, Inc., Boot Barn, Inc., Sheplers Holding Corporation, Sheplers, Inc. and certain of their Subsidiaries as Grantors, in favor of Wells Fargo Bank, National Association, as Administrative Agent.

10.9	Trademark Security Agreement, dated as of June 29, 2015, by Sheplers, Inc., in favor of Wells Fargo Bank, National Association, as Administrative Agent.

10.10	Trademark Security Agreement, dated as of June 29, 2015, by Boot Barn, Inc., in favor of Wells Fargo Bank, National Association, as Administrative Agent.

99.1	Press release, dated June 29, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOT BARN HOLDINGS, INC.

	By:	/s/ Gregory V. Hackman
	Name:	Gregory V. Hackman
	Title:	Chief Financial Officer

Dated: July 2, 2015

Exhibit Index

Exhibit No.	Description

10.1

Credit Agreement dated as of June 29, 2015, by and among Boot Barn Holdings, Inc., Boot Barn, Inc., GCI Capital Markets LLC, as Administrative Agent, Sole Lead Arranger, Sole Bookrunner and Syndication Agent, and the other Lenders named therein.

10.2

Guaranty Agreement dated as of June 29, 2015 , by and among Boot Barn, Inc. as Borrower, Boot Barn Holdings, Inc. and certain Subsidiaries of Boot Barn Holdings, Inc. as Guarantors, in favor of GCI Capital Markets LLC, as Administrative Agent.

10.3

Collateral Agreement dated as of June 29, 2015, by and among Boot Barn Holdings, Inc., Boot Barn, Inc. and certain of its Subsidiaries as Grantors, in favor of GCI Capital Markets LLC, as Administrative Agent.

10.4	Trademark Security Agreement dated as of June 29, 2015 by Sheplers, Inc., in favor of GCI Capital Markets LLC, as Administrative Agent.

10.5	Trademark Security Agreement dated as of June 29, 2015 by Boot Barn, Inc., in favor of GCI Capital Markets LLC, as Administrative Agent.

10.6

Credit Agreement dated as of June 29, 2015, by and among the Boot Barn Holdings, Inc., Boot Barn, Inc., Sheplers Holding Corporation, Sheplers, Inc., Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender, and Wells Fargo Bank, National Association, as Sole Lead Arranger and Sole Bookrunner, and the other Lenders named therein.

10.7

Guaranty Agreement dated as of June 29, 2015 by and among Boot Barn, Inc. and Sheplers, Inc. as Borrowers, Boot Barn Holdings, Inc., Sheplers Holdings Corporation and certain of their Subsidiaries as Guarantors, in favor of Wells Fargo Bank, National Association, as Administrative Agent.

10.8

Collateral Agreement dated as of June 29, 2015, by and among Boot Barn Holdings, Inc., Boot Barn, Inc., Sheplers Holding Corporation, Sheplers, Inc. and certain of their Subsidiaries as Grantors, in favor of Wells Fargo Bank, National Association, as Administrative Agent.

10.9	Trademark Security Agreement, dated as of June 29, 2015, by Sheplers, Inc., in favor of Wells Fargo Bank, National Association, as Administrative Agent.

10.10	Trademark Security Agreement, dated as of June 29, 2015, by Boot Barn, Inc., in favor of Wells Fargo Bank, National Association, as Administrative Agent.

99.1	Press release, dated June 29, 2015.